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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on the Amendment to Form S-3 of our report dated March 10, 2000 included in U.S. Concrete, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.


/s/  ARTHUR ANDERSEN LLP
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Houston, Texas
August 18, 2000